 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2012

MIPS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24487	77-0322161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

955 East Arques Avenue
Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

____________________

(408) 530-5000

(Registrant’s telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 16, 2012, MIPS Technologies, Inc. (“MIPS”) announced that it entered into an amendment (the "Amendment") to the Agreement and Plan of Merger by and among MIPS, Imagination Technologies Group plc (LSE: IMG) (“Imagination”) and Imagination Acquisition Sub, Inc. previously announced on November 5, 2012, as amended on December 9, 2012. The Amendment provides for an increased purchase price of $100 million.

A copy of the press release issued by MIPS on December 16, 2012 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On December 16, 2012, in connection with the execution of the Amendment, Sandeep Vij, Chief Executive Officer of MIPS, sent a letter to MIPS’ employees notifying them of the Amendment. The letter is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Additional Information and Where You Can Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between MIPS and Imagination Technologies. In connection with the proposed transaction, MIPS intends to file a definitive proxy statement and other relevant materials with the SEC. The proxy statement and other relevant materials, and any other documents to be filed by MIPS with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or from MIPS’ website at www.mips.com or by contacting MIPS Investor Relations at: ir@mips.com. Investors and security holders of MIPS are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction between MIPS and Imagination Technologies because they will contain important information about the transaction and the parties to the transaction.

MIPS and its executive officers, directors and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from MIPS’ stockholders in favor of the proposed transaction. A list of the names of MIPS’ executive officers and directors and a description of their respective interests in MIPS are set forth in the proxy statement for MIPS’ 2011 Annual Meeting of Stockholders, MIPS’ 2012 Annual Report on Form 10-K and Amendment No. 1 thereto, in any documents subsequently filed by its directors and executive officers under the Securities Exchange Act of 1934, as amended, and the proxy statement and other relevant materials filed with the SEC in connection with the transactions when they become available. Certain executive officers and directors of MIPS have interests in the proposed transaction that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transaction will be described in the proxy statement relating to such transaction when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by MIPS Technologies, Inc. on December 16, 2012.
99.2	Letter from Sandeep Vij, Chief Executive Officer of MIPS Technologies, Inc., to MIPS’ employees, dated December 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPS Technologies, Inc.

By:  /s/ William Slater

William Slater

Chief Financial Officer and Treasurer

Date:  December 16, 2012

EXHIBITS

Exhibit Number	Description
99.1	Press release issued by MIPS Technologies, Inc. on December 16, 2012.
99.2	Letter from Sandeep Vij, Chief Executive Officer of MIPS Technologies, Inc., to MIPS’ employees, dated December 16, 2012.